SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report: (Date of earliest event reported):
                      November 16, 2005 (November 16, 2005)


                           Blue Dolphin Energy Company
             (Exact name of registrant as specified in its charter)



        Delaware                        0-15905                  73-1268729
(State of Incorporation)       (Commission file Number)        (IRS Employer
                                                             Identification No.)

                             801 Travis, Suite 2100
                              Houston, Texas 77002
              (Address of Registrant's principal executive offices)

                                 (713) 227-7660
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On  November  16,  2005,  Blue  Dolphin  Energy  Company,   a  Delaware
corporation ("Blue Dolphin"), issued a press release reporting its earnings for the third quarter ended September 30, 2005.

         A copy of this press release is being furnished as an exhibit to this report.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release issued November 16, 2005.


SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   November 16, 2005.

                                                     BLUE DOLPHIN ENERGY COMPANY





                                                     By: /s/ Gregory W. Starks
                                                        ------------------------
                                                        Gregory W. Starks
                                                        Treasurer

                                INDEX TO EXHIBITS


Exhibit           Description of Exhibit
-------           ----------------------

99.1              Press Release issued November 16, 2005.